                                                                  Exhibit 99.1


FOR IMMEDIATE RELEASE                                         October 20, 2005
---------------------


           PARKVALE FINANCIAL CORPORATION ANNOUNCES INCREASED EARNINGS
                      FOR THE FIRST QUARTER OF FISCAL 2006


         PARKVALE FINANCIAL CORPORATION MONROEVILLE, PA (NASDAQ: PVSA) REPORTED NET INCOME FOR THE QUARTER ENDED SEPTEMBER 30, 2005, OF $3.2 MILLION OR $0.57 PER DILUTED SHARE, UP 22.8%, COMPARED TO NET INCOME OF $2.6 MILLION OR $0.47 PER DILUTED SHARE FOR THE QUARTER ENDED SEPTEMBER 30, 2004. The $600,000 increase in net income for the September 2005 quarter reflects increased margins on net earning assets, offset by an increase in non-interest expense. The improved margins include the positive effects of the seven offices added with the acquisition of Advance Financial Bancorp in December 2004. Net interest income increased to $9.4 million from $7.6 million for the prior period. Return on average equity was 11.27% for the September 2005 quarter compared to 9.92% for the September 2004 quarter.

         Parkvale Financial Corporation is the parent of Parkvale Bank, which had 46 offices in the Tri-State area and assets of $1.85 billion at September 30, 2005.

         Parkvale Bank opened its forty-seventh office on October 17, 2005 in the Greengate Centre on Route 30 in Greensburg, Westmoreland County, PA.


               (Condensed Consolidated Statement of Operations and
                     selected financial data is attached.)

Contact:  Robert J. McCarthy, Jr.                 Timothy G. Rubritz
          President and CEO                       Chief Financial Officer
          (412) 373-4815                          (412) 373-4817

                         PARKVALE FINANCIAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In Thousands except per share data)
                                   (Unaudited)

                                                                                     THREE MONTHS ENDED
                                                                                        SEPTEMBER 30,
                                                                                     2005            2004
                                                                             -------------------------------
Total interest income                                                               $21,652         $17,504
Total interest expense                                                               12,216           9,859
                                                                             -------------------------------
      Net interest income                                                             9,436           7,645
Provision for loan losses                                                               136              57
                                                                             -------------------------------
      Net interest income after provision for losses                                  9,300           7,588

Gain on sale of assets                                                                    -              14
Other income                                                                          2,283           1,889
Total other expenses                                                                  6,840           5,684
                                                                             -------------------------------

      Income before income taxes                                                      4,743           3,807
Income tax expense                                                                    1,515           1,179
                                                                             -------------------------------

Net income                                                                           $3,228          $2,628
                                                                             ===============================

Net income per share:
      Basic                                                                           $0.57           $0.47
      Diluted                                                                         $0.57           $0.47
Dividend per share                                                                    $0.20           $0.20


-------------------------------------------------------------------------------
                             SELECTED FINANCIAL DATA
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                  SEPT. 30,        June 30,       Sept. 30,
                                                                    2005            2005            2004
                                                              ----------------------------------------------
Total assets                                                      $1,848,671     $1,875,844      $1,602,235
Savings deposits                                                   1,447,590      1,478,335       1,258,463
Total loans, net                                                   1,196,538      1,198,070       1,029,971
Loan loss reserves                                                    15,150         15,188          13,822
Non-performing assets                                                  6,632          8,815           4,827
Ratio of classified assets to total assets                             0.36%          0.47%           0.30%
Allowance for loan losses as a % of gross loans                        1.25%          1.25%           1.33%
Total shareholders' equity                                          $115,079       $112,971        $106,198
Book value per share                                                   20.43          20.09           19.03

-------------------------------------------------------------------------------
                               OTHER SELECTED DATA

                                                                                     THREE MONTHS ENDED
                                                                                         SEPTEMBER 30,
                                                                                     2005            2004
                                                                                 ---------------------------
Average yield earned on all interest-earning assets                                   4.90%           4.53%
Average rate paid on all  interest-bearing liabilities                                2.81%           2.65%
Average interest rate spread                                                          2.09%           1.88%
Return on average assets                                                              0.69%           0.65%
Return on average equity                                                             11.27%           9.92%
Other expense to average assets                                                       1.46%           1.41%

                         PARKVALE FINANCIAL CORPORATION

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                (Dollar Amounts in Thousands, except share data)

                                                                              SEPT. 30,         June 30,
                                 ASSETS                                         2005              2005
                                                                            ----------------------------
Cash and noninterest-earning deposits                                       $   25,716       $   26,040
Federal funds sold                                                              65,000           81,000
                                                                               -------          ------
Cash and cash equivalents                                                       90,716          107,040

Interest-earning deposits in other institutions                                  6,137            9,474
Investment securities available for sale (cost of
  $27,456 at September 30 and $24,682 at June 30)                               27,711           25,022
Investment securities held to maturity (fair value of
  $449,562 at September 30 and $459,645 at June 30)                            453,033          460,080
Loans, net of allowance of $15,150 at September 30
   and $15,188 at June 30                                                    1,196,538        1,198,070
Foreclosed real estate, net                                                      1,045            1,654
Office properties and equipment, net                                            12,887           13,053
Goodwill                                                                        25,634           25,634
Intangible assets and deferred charges                                           7,248            7,487
Prepaid expenses and other assets                                               27,722           28,330
                                                                            ----------------------------

                                                        Total assets        $1,848,671       $1,875,844
                                                                            ============================

                         LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Deposits                                                                    $1,447,590       $1,478,335
Advances from Federal Home Loan Bank                                           227,084          217,141
Trust preferred securities                                                      32,200           32,200
Other borrowings                                                                17,694           23,116
Escrow for taxes and insurance                                                   3,513            6,511
Other Liabilities                                                                5,511            5,570
                                                                            ----------------------------

                                                   Total Liabilities         1,733,592        1,762,873
                                                                            ----------------------------

SHAREHOLDERS' EQUITY
Preferred Stock ($1.00 par value; 5,000,000
  shares authorized; 0 shares issued)                                                -                -
Common Stock ($1.00 par value; 10,000,000 shares
  authorized; 6,734,894 shares issued)                                           6,735            6,735
Additional Paid in Capital                                                       3,473            3,536
Treasury Stock at cost (1,102,903 shares in September
   and 1,112,948 in June)                                                      (21,571)         (21,680)
Accumulated Other Comprehensive Income                                             176              216
Retained earnings                                                              126,266          124,164
                                                                            ----------------------------

                                          Total Shareholders' Equity           115,079          112,971
                                                                            ----------------------------

                          Total Liabilities and Shareholders' Equity        $1,848,671       $1,875,844
                                                                            ============================

Shareholders' Equity per share                                                  $20.43           $20.09

                         PARKVALE FINANCIAL CORPORATION
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
              (Dollar Amounts in Thousands, except per share data)

                                                            THREE MONTHS ENDED
                                                               SEPTEMBER 30,
                                                          2005              2004
                                                      ----------------------------
Interest Income:
  Loans                                                  $16,341          $13,034
  Investments                                              4,536            4,227
  Federal funds sold                                         775              243
                                                      ----------------------------

      Total interest income                               21,652           17,504
                                                      ----------------------------

Interest Expense:
  Savings deposits                                         8,725            7,161
  Borrowings                                               2,899            2,359
  Trust preferred securities                                 592              339
                                                      ----------------------------

      Total interest expense                              12,216            9,859
                                                      ----------------------------

Net interest income                                        9,436            7,645
Provision for loan losses                                    136               57
                                                      ----------------------------

Net interest income after
   provision for losses                                    9,300            7,588
                                                      ----------------------------

Noninterest Income:
  Service charges on deposit accounts                      1,589            1,254
  Other fees and service charges                             339              321
  Gain on sale of assets                                       0               14
  Miscellaneous                                              355              314
                                                      ----------------------------

      Total other income                                   2,283            1,903
                                                      ----------------------------

Noninterest Expense:
  Compensation and employee benefits                       3,698            3,226
  Office occupancy                                         1,262            1,009
  Marketing                                                  139               83
  FDIC insurance                                              50               47
  Office supplies, telephone, and postage                    451              355
  Miscellaneous                                            1,240              964
                                                      ----------------------------

      Total other expenses                                 6,840            5,684
                                                      ----------------------------

Income before income taxes                                 4,743            3,807
Income tax expense                                         1,515            1,179
                                                      ----------------------------

Net income                                               $ 3,228          $ 2,628
                                                      ============================

Net income per share:
  Basic                                                    $0.57            $0.47
  Diluted                                                  $0.57            $0.47
Dividends per share                                        $0.20            $0.20